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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   January 20, 2006


                                  CLARCOR INC.
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             (Exact name of registrant as specified in its charter)



              Delaware                   1-11024               36-0922490
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  (State or other jurisdiction of      (Commission           (IRS Employer
           incorporation)              File Number)      Identification Number)


            840 Crescent Centre Drive, Suite 600, Franklin, TN 37067
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               (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code   615-771-3100
                                                  ------------------------------



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         (Former name or former address, if changed since last report).



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b)under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C)under the
    Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and Management

         Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a) On January 24, 2006 CLARCOR Inc., a Delaware corporation (NYSE: CLC) (the "Company"), issued a press release announcing (a) the election of James W. Bradford, Jr., to the Board of Directors; and (b) the election of Mr. Richard M. Wolfson as the Company's Vice President, General Counsel and Corporate Secretary. Mr. Wolfson is replacing Mr. David J. Boyd who is retiring.

Section 9 - Financial Statements & Exhibits

         Item 9.01 Financial Statements & Exhibits

Exhibit 99.1 - Press Release dated January 24, 2006.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CLARCOR INC.



                                   By  /s/ Norman E. Johnson
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                                       Norman E. Johnson, Chairman of the Board,
                                       President and Chief Executive Officer
Date: January 25, 2006